SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934





Date of Report:    March 15, 1999
---------------------------------
(Date of earliest event reported)


              Nomura Asset Securities Corporation (Series 1998-D6)
                (n/k/a CAPCO America Securitization Corporation)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     33-48481-06               13-3672336
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation                                       Identification No.)




        Two World Financial Center, Building B, New York, New York 10281
--------------------------------------------------------------------------------
                     (Address of Principal Executive Office)



      Registrant's telephone number, including area code:  (212) 667-9300

ITEM 5.  OTHER EVENTS.

RECENT DEVELOPMENTS

         On March 15, 1999, The Capital Company of America Client Services LLC, as subservicer (the "Subservicer"), issued a press release announcing its entry into an agreement to sell its subservicing rights to the Servicer. While the Subservicer and Servicer contemplate closing this transaction at or near the end of March 1999, there can be no assurance that the transaction will be consummated on such date or any later date.

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            CAPCO AMERICA SECURITIZATION
                                                 CORPORATION



                                            By:  /s/ Marlyn Marincas
                                                 -------------------------------
                                                 Name:   Marlyn Marincas
                                                 Title:  Vice President

Date:  March 16, 1999